UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                   June 1, 2009
                                   ------------
                                 Date of Report
                        (Date of earliest event reported)

                                  FUTUREIT INC.
             (Exact name of registrant as specified in its charter)



           Delaware                000-53319                 98-0517683
 ---------------------------       ---------             -------------------
(State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)         File Number)            Identification No.)


             4 Hamelacha Street, North Industrial Area, Lod, Israel
             ------------------------------------------------------
              (Address of principal executive offices and zip code)


                               + (972)(8)920-8070
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS


         Mr. Ehud Isaacs, currently the Registrant's controller, effective June 1, 2009, assumed the responsibilities of CFO, replacing Mr. Motti Awadish. Mr. Isaacs also assumed the responsibilities of Secretary as of June 1. A press release disclosing the appointment of Mr. Isaacs as CFO and reporting on the Registrant's first quarter financial results was issued on May 8, 2009.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


         (c)      Exhibits

                  Exhibit 99.1 Press Release dated May 8, 2009.*

----------

     * Filed as Exhibit 99.1 to a Form 8-K filed on and bearing a cover date of May 8, 2009

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 1, 2009

                                            FutureIT Inc.
                                             (Registrant)


                                            By: /s/Shmuel Bachar
                                                ----------------
                                            Name: Shmuel Bachar
                                            Chairman of the Board and
                                            Chief Executive Officer